Exhibit 10.9.1.2

Bank of America Corporate Center
100 North Tryon Street
Suite 4000
Charlotte, NC 28202-4025
+ 1 704 339 3100 Main
+1 704 339 3101 Fax
www.dechert.com

MICAH E. DECAMP
Senior Paralegal

March 20, 2006	micah.decamp@dechert.com
+1 704 339 3165 Direct
+1 704 339 3101 Fax

VIA FEDERAL EXPRESS	VIA FEDERAL EXPRESS

Mr. John J. Frishkopf	Mr. John J. Frishkopf
NewStar Credit Opportunities Funding I Ltd.	NewStar Credit Opportunities Funding Ltd.
500 Boylston Street	500 Boylston Street
Boston, Massachusetts 02116	Boston, Massachusetts 02116

VIA FEDERAL EXPRESS	VIA COURIER

Mr. John J. Frishkopf	Mr. Douglas R. Wilson, Sr.
NewStar Financial, Inc.	Variable Funding Capital Corporation
500 Boylston Street	301 South College Street, 8th Floor
Boston, Massachusetts 02116	Charlotte, North Carolina 28202

VIA COURIER	VIA FEDERAL EXPRESS

Mr. Raj Shah	Ms. Elizabeth K. Chen
Wachovia Bank, National Association	IXIS Capital Markets
301 South College Street, 8th Floor	9 West 57th Street, 35th Floor
Charlotte, North Carolina 28202	New York, New York 10019

VIA FEDERAL EXPRESS

Mr. Bernard J. Angelo
MMP-5 Funding, LLC
c/o IXIS Capital Markets
9 West 57th Street, 35th Floor
New York, New York 10019

Re:	NewStar Credit Opportunities Funding I Ltd. Facility

Ms. Chen and Gentlemen:

Enclosed is the fully-executed Amendment No. 1 to Sale and Servicing Agreement for the referenced facility.

Sincerely,

/s/ Micah E. DeCamp
Micah E. DeCamp
Senior Paralegal

Enclosure

cc:	Christopher Duerden, Esq.

Sara Golden, Esq.

U.S.  Austin  Boston  Charlotte  Harrisburg  Hartford  New York  Newport Beach  Palo Alto  Philadelphia  Princeton  San Francisco Washington DC  EUROPE Brussels  Frankfurt  London  Luxembourg  Munich Paris

EXECUTION COPY

AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT

This AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT, dated as of March 13, 2006, (this “Amendment”) is entered into in connection with that certain Sale and Servicing Agreement, dated as of November 30, 2005 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Sale and Servicing Agreement”), by and among NewStar Credit Opportunities Funding I Ltd., as the seller, NewStar Credit Opportunities Fund, Ltd., as the fund, NewStar Financial, Inc., as the collateral manager, each of the conduit purchasers and purchaser agents from time to time party thereto, IXIS Financial Products Inc., as the administrative agent and as the swingline purchaser, Wachovia Capital Markets, LLC, as the documentation agent, U.S. Bank National Association, as the collateral administrator and as the collateral custodian, and Lyon Financial Services, Inc. d/b/a U.S. Bank Portfolio Services, as the backup collateral manager. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

R E C I T A L S

WHEREAS, the above-named parties have entered into the Sale and Servicing Agreement, and, pursuant to and, in accordance with Section 13.1 thereof, the parties hereto desire to amend the Sale and Servicing Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENT.

The definition of “Minimum Weighted Average Floating Rate Spread” in Section 1.1 of the Sale and Servicing Agreement is hereby amended by replacing the number “4.00” thereof with the number “3.75” thereto.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Sale and Servicing Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Sale and Servicing Agreement, and corresponding references thereto or therein such as “hereof,” “herein,” or words of similar effect referring to the Sale and Servicing Agreement shall be deemed to mean the Sale and Servicing Agreement as amended hereby. This Amendment shall not constitute a novation of the Sale and Servicing Agreement, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement other than as expressly set forth herein. The Seller expressly acknowledges that it shall not be permitted to make any substantive change with respect to the permitted activities or the restrictions related to the activities of the Seller under or with respect to its organizational documents or any Transaction Document.

SECTION 3. REPRESENTATIONS.

Each of the Seller, the Fund and the Collateral Manager represents and warrants as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, bylaws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Sale and Servicing Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, or Collateral Manager Default.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon delivery of executed signature pages by all parties hereto to the Administrative Agent.

SECTION 5. MISCELLANEOUS.

(a) Without in any way limiting any other obligation hereunder or under the Transaction Documents, the Seller agrees to provide, from time to time, any additional documentation and to execute additional acknowledgements, amendments, instruments or other agreements as may be requested and reasonably required by any of the parties to the Transaction Documents to effectuate the foregoing.

(b) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(c) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d) This Amendment may not be amended or otherwise modified except as provided in the Sale and Servicing Agreement.

(e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NEWSTAR CREDIT OPPORTUNITIES
FUNDING I LTD, as Seller

By:	NewStar Financial, Inc., its Manager

By:	/s/ John J. Frishkopf
Name:	John J. Frishkopf
Title:	Managing Director

NEWSTAR CREDIT OPPORTUNITIES
FUND, LTD, as the Fund

By:	NewStar Financial, Inc., its Manager

By:	/s/ John J. Frishkopf
Name:	John J. Frishkopf
Title:	Managing Director

NEWSTAR FINANCIAL, INC., as Collateral Manager

By:	/s/ John J. Frishkopf
Name:	John J. Frishkopf
Title:	Managing Director

SIGNATURES CONTINUED ON FOLLOWING PAGE

1st Amendment to Sale & Servicing Agreement

VARIABLE FUNDING CAPITAL
COMPANY LLC, as a Purchaser

By:	Wachovia Capital Markets, LLC, as attorney-in-fact

By:	/s/ Douglas R. Wilson, Sr.
Name:	DOUGLAS R. WILSON, SR.
Title:	VICE PRESIDENT

WACHOVIA CAPITAL MARKETS, LLC, as the Documentation Agent and as the VFCC Agent

By:	/s/ Raj Shah
Name:	Raj Shah
Title:	Managing Director

SIGNATURES CONTINUED ON FOLLOWING PAGE

1st Amendment to Sale & Servicing Agreement

MMP-5 FUNDING, LLC, as a Purchaser

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title	Vice President

IXIS FINANCIAL PRODUCTS INC., as the
Administrative Agent, Swingline Purchaser and the MMP-5 Agent

By:	/s/ David A. Powar
Name:	David A. Powar
Title:	Managing Director

By:	/s/ Christopher Hayden
Name:	Christopher Hayden
Title:	Managing Director

Ist Amendment to Sale & Servicing Agreement